Exhibit 99.1

Alliance HealthCare Services

Investor Presentation

October 24, 2016

Disclaimer

During the course of this presentation, the Company may make projections or other forward-looking statements regarding, among other things, our business outlook, operations and strategy; service areas; competition; changes in laws and regulations and the impact of such changes on us; our estimates for future performance and operating results, including future revenues, cash flows and capital requirements. In some cases you can identify these statements by words such as “could,” “may,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” or similar words. These forward-looking statements are based largely on the Company’s current expectations and are subject to a number of known or unknown risks and uncertainties (some of which are beyond the Company’s control). We urge you to review the factors discussed under the caption “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2015, and the Company’s Form 10Q for the quarter ended March 30, 2016, filed with the Securities and Exchange Commission. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements made during this presentation will in fact be realized. Except as otherwise required by applicable securities laws, we disclaim any intention or obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This presentation includes certain supplemental measures of our performance and liquidity that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP“), including Adjusted EBITDA. We present Adjusted EBITDA because we believe that, in addition to GAAP metrics, this non-GAAP metric is a useful measure for investors, for a variety of reasons. Our management regularly communicates Adjusted EBITDA and their interpretation of such results to our board of directors. We also compare actual periodic Adjusted EBITDA against internal targets as a key factor in determining cash incentive compensation for executives and other employees, largely because we view Adjusted EBITDA results as indicative of how our radiology, radiation oncology and interventional healthcare services businesses are performing and are being managed. Adjusted EBITDA is a non-GAAP financial measures and should not be considered as an alternative to net (loss) income attributable to Alliance HealthCare Services, Inc. as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The presentation of a non-GAAP metric does not imply that the reconciling items presented are non-recurring, infrequent or unusual. In general, non-GAAP metrics have certain limitations as analytical financial measures and are used in conjunction with GAAP results to evaluate our operating performance and by considering independently the economic effects of the items that are, or are not, reflected in non-GAAP metrics. We compensate for such limitations by providing GAAP-based disclosures concerning the excluded items in our financial disclosures. As a result of these limitations, and because non-GAAP metrics may not be directly comparable to similarly titled measures reported by other companies, however, the non-GAAP metrics are not an alternative to the most directly comparable GAAP measure, or as an alternative to any other GAAP measure of operating performance. Please refer to page 44 of this presentation for reconciliations of Adjusted EBITDA attributable to Alliance HealthCare Services, Inc. The term “LTM ended June 30, 2016” used in this presentation means last twelve months ended June 30, 2016, which data has been calculated by subtracting the data for the six months ended June 30, 2015 from the data for the year ended December 31, 2015 and adding the data for the six months ended June 30, 2016.

Introductions

Tom Tomlinson, Chief Executive Officer

Joined Alliance as Chief Executive Officer in October 2013

Over 25 years of executive management and leadership experience in the healthcare, consumer products, insurance and airline industries

Extensive experience in hospital joint ventures and interventional radiology strategy

Former Chief Executive Officer of Midwest Dental

Held several senior roles, including CEO, with Center for Diagnostic Imaging

MBA from Columbia University and BA from the University of St. Thomas (in Minneapolis)

Rhonda Longmore-Grund, Chief Financial Officer

Joined Alliance as Executive Vice President and Chief Financial Officer in March 2016

Over 24 years of executive management and financial leadership experience in global Fortune 500 technology companies

Extensive experience in outsourcing and driving international expansion into China, India and Latin America

Master of Arts in Law and Diplomacy and International Business from The Fletcher School of Law and Diplomacy at Tufts University and a BA from the University of Massachusetts at Amherst

Deb Franko, Senior Director of Corporate Communications, Marketing & Investor Relations

Joined Alliance in 2014 as Senior Manager of Marketing

Over 15 years of healthcare experience including hospitals & clinics, radiology, pharmaceuticals and managed care

MBA in Healthcare from the University of St. Thomas (in Minneapolis) and BA from the University of Minnesota

Alliance HealthCare Services

    The leading provider of radiology,

    oncology and interventional

    healthcare solutions to hospitals

    and healthcare providers

Partnering with over

1,000     OVER

Hospitals and healthcare

providers in 45 states     30

    YEAR

    Track record of

    successful partnering

Complementary

$473 MILLION    businesses align with Hospital-centric

our vision to provide    business model

In revenue &    multiple service lines aligns with ACA-

$131    to a single hospital driven industry

MILLION    customer alternative change payment and

In adjusted EBITDA in     models

Fiscal 2015

Who We Are

We are a leading national provider of radiology, oncology and interventional pain management services

Key Elements of Our Business

- Market leader in outsourced radiology services and stereotactic radiosurgery treatments in Oncology
- 621 diagnostic imaging and radiation therapy systems, including 112 fixed-site radiology centers and 34 radiation therapy centers
- Consistent free cash flow generation with a track record of deleveraging
- Partnered with more than 1,000 hospitals and healthcare providers in 45 states
- $494mm of revenue and $8.2mm of net income[1] and $132mm of adjusted EBITDA[2] for LTM ended June 2016
- 77% hospital-based revenue shielded from direct reimbursement pressure
- Current total debt / PF adj. EBITDA of 4.1x and corporate ratings of B1 / B+
- Strong platform for consolidation with significant synergy opportunity and economies of scale
- Tenured management team with deep acquisition and integration experience

[1] Net income attributable to Alliance HealthCare Services Inc.
[2] See slide 48 for Adj. EBITDA reconciliation

ALLIANCE HEALTHCARE SERVICES
Essential Solutions. Exceptional Care.
6

Company Overview

Leading provider of radiology, oncology and interventional healthcare solutions to hospitals and healthcare providers

30+ years track record of successful partnering with over 1,000 hospitals and healthcare providers across 45 states

Providing complementary service lines to hospital partners in areas which typically account for a significant portion of a hospital's revenue stream

- » Mobile, fixed site and freestanding Diagnostic Imaging service line management
- » Fixed Site and freestanding Radiation therapy and comprehensive Oncology service line solutions integrated into hospital operations
- » Freestanding outpatient clinics and Ambulatory Surgical Centers ("ASC") specializing in Interventional and Pain Management

Utilizes differentiated hospital centric business model featuring blue chip customer base coupled with long term partnerships and exclusive contracts

Operates in a growing and highly fragmented industry which creates opportunity to capture additional market share and drive significant growth in post-healthcare reform environment

Key Historical Financials



($ in millions)
Revenue
Adj. EBITDA
Net income
Adj. EBITDA margin
$472.3
$448.8
$436.4
$473.1
$494.2
32.7%
32.8%
31.1%
27.7%
26.7%
$154.4
$147.4
$135.8
$131.3
$131.9
$10.6
$6.7
$8.2
($12.0)
($21.4)
2012
2013
2014
2015
LTM Jun-16

Note: See slide 48 for Adj. EBITDA reconciliation

LTM Segment Statistics



Revenue
Interventional Services 9%
Oncology 21%
Radiology 70%



Segment Income
Interventional services 5%
Oncology 30%
Radiology 65%

Note: Interventional services not reported as operating segment prior to Q1 2016 and exclude corporate / other; see slide 49 for LTM reconciliation

LTM Payer Mix



Medicare 4%
3rd Party Payers 19%
Hospital 77%

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

7

How Alliance Makes Money

Sources of Revenue

77% of revenue derived from long-term contracts with hospitals, health systems and physician practices 20% of revenue sourced from 3rd party payers and patients 3% of revenue of revenue generated from service contracts

Overview of services contracts by segment

Radiology    Radiation Oncology Interventional

    Services1

Deliver diagnostic MRI and PET/CT    Deliver radiation therapy services

imaging    using Linear Accelerator (“LINAC”)

    and Stereotactic Radiosurgery

Majority of revenue hospital based    technology (“SRS”)

Limited direct reimbursement risk    Majority of revenue hospital based

and low bad debt

    Limited direct reimbursement risk

Long-term economically aligned    and low bad debt

contracts that average 3 years in

mobile and 5-10 years for fixed-site    Long-term economically aligned

    exclusive contracts that average 10-

Typically include an auto-renewal    20 years in length

provision. Renewal rate 85%-89%

    Often includes an automatic renewal

Most contracts require a fee per scan    provision

performed or fixed daily/monthly

rate

1 Interventional not reported as operating segment prior to Q1 2016; see slide 49 for LTM reconciliation

Minimally invasive interventional healthcare services and pain management procedures performed either in a procedure room or ASC environment

Services include clinical consultation, laboratory, diagnostics and interventional procedures to treat pain

Growth Strategy Industry Leading Provider and Platforms

Drive Same Store Growth

Capitalize on recent investment in marketing and business development

Tailored approach to local market needs

Cross-sale opportunities of additional services to existing customers

RAD360TM

Comprehensive outsourced solution for radiology services

Growth through acquisitions, JV radiology centers and Management Services Agreements

Drives improved same store growth, customer retention and pricing

1 IMV 2014. Radiation Therapy Market Summary Report.

Accelerate Growth in Oncology & Build Intervention Platform

Strong value proposition to hospital partners

Substantial historical investments

34% of U.S. healthcare facilities planning to upgrade Oncology systems within three years

Rapidly growing and highly fragmented Intervention market and attractive unit- level economics

Growth through JVs, partnerships and acquisitions

Strategic Market Re-Pricing in Radiology Largely Complete

Radiology segment embarked upon a price reset in 2014 to maintain and grow market share

Also terminated/spun off unprofitable contracts

»    ~$23mm cumulative

revenue and EBITDA

impact from FY15-FY16

($15mm in FY15 and

$8mm estimate in FY16)

Restructuring has largely been completed, enabling future margin expansion and growth opportunities

c

Cross Sell Opportunities

Leverage hospital relationships across all divisions

Partner alongside acute operations to drive performance

Building more comprehensive JV opportunities

Strong synergistic relationship between all three segments

Business Overview

Company Timeline and Evolution

- **1983** – Alliance HealthCare Services founded
- **2001** – NYSE
- **2003** – Footprint expanded to include fixed-site radiology centers
- **2005** – Alliance Oncology formed as new segment
- **2007** – New England Health and Bethesda Regional Cancer Centers acquired
- **2008** – Acquisitions include: 6 Cyberknife radiosurgery centers from Accuray, Medical Outsourcing Services and Shared PET/CT Imaging
- **2010** – Majority interest in Radiology 24/7 acquired; Diagnotic Health Anchorage and Arkansas Cancer Institute acquired
- **2011** – Completed acquisition of Radiology 24/7 and US Radiosurgery

Building a Leading Platform 2001 – 2012

- Innovator in mobile diagnostic imaging
- Expanded capabilities via acquisitions
- Established footprint in 45 states
- Grew customer base to over 1,000+
- Achieved radiology market leadership

Recent Developments

- **June 2015** Alliance raises remaining $30 million of incremental term loan commitments related to existing credit facility
- **September 2015** Alliance announces the signing of an agreement for the purchase of a majority interest by Fujian Thai Hot Investment Co., Ltd.
- **Year End 2015** Alliance completes 4 acquisitions for total consideration of $49 million
- **March 2016** Thai Hot completes purchase of 51.5% majority stake of Alliance HealthCare
- **April 2016** American Health Centers acquisition for $4.2 million

Laying the Foundation for Renewed Growth 2013 – 2016

- Focus on operational efficiency
- Return to growth via sales leadership
- Accelerated growth of Alliance Oncology
- Launched RAD360™ offering
- Created interventional services platform

- **2013** – Listed to NASDAQ; New CEO Tom Tomlinson
- **2014** – Alliance imaging rebrands to Alliance HealthCare Radiology
- **2015** – Interventional Services formed as new segment; Majority interest in The Pain Centers of Arizona acquired
- **2016** – New strategic majority shareholder Fujian Thai Hot

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

11

Operating Segments

Alliance is a market leader in large and highly fragmented sectors of the healthcare industry, with significant opportunity for organic and consolidation driven growth

	Radiology	Radiation Oncology	Interventional Services[1]
Services Description	» Comprehensive service line and fixed- site radiology center management (MRI, PET/CT) » Mobile and interim medical imaging systems to hospitals and providers	» Broad suite of radiation oncology services for cancer patients » Services range from initial consultation to therapy management and follow-up care	» Therapeutics minimally invasive pain management procedures, lab testing and other services » Performed in procedure room or Ambulatory Surgical Centers
LTM Segment Revenue	$346 million	$102 million	$44 million
LTM Segment Income[2]	$95 million	$43 million	$7 million
LTM Revenue Growth	2.8%	4.7%	268.0%

Note: Corporate/Other revenue and income of $1.2 and ($13.3) respectively on a LTM basis are excluded
[1] Interventional services not reported as operating segment prior to Q1 2016; see slide 49 for LTM reconciliation
[2] Segment income represents net income (loss) before income tax expense (benefit); interest expense and other, net; amortization expense; depreciation expense; share-based payment; severance and related costs; noncontrolling interest in subsidiaries; restructuring charges; transaction costs; shareholder transaction costs; impairment charges; legal matters expense and other non-cash charges and excludes the impact of shared services which are captured at the corporate level

Alliance achieved 10% year-over-year growth LTM and 8% for 2015.
Seeing continued growth in 2016, both organically and through strategic investments

ALLIANCE HEALTHCARE SERVICES
Essential Solutions. Exceptional Care.
12

Alliance Radiology

Core business generating revenue growth and consistent cash flow

Market leader for hospitals looking for strategic partnership in the Radiology Service Line

Long-term, economically aligned relationships

- 5 - 10 years for fixed site
- 3 year average for shared services
- Generally evergreen structure for joint ventures

540 diagnostic radiology systems

- 112 fixed sites (81 hospital based)
- 20 joint ventures (11 hospital based)

~$15 billion addressable market growing at 2% annually

- Over 5,500 hospitals and 9,000 Independent Diagnostic Testing Facilities
- Increased utilization due to an aging population and Affordable Care Act ("ACA") implementation

Outstanding reputation for clinical quality and patient care

Significant growth opportunity through increased JV focus with existing hospital customer base

Existing footprint generates strong EBITDA margins and free cash flow

RAD360™ positions Alliance for growth in radiology

- Powerful value proposition to provide hospitals and health systems with best in class radiology solutions

Source: IBISWorld industry report November 2015 and Seeking Alpha

ALLIANCE HEALTHCARE RADIOLOGY

Essential Solutions. Exceptional Care.

13

Radiology Operating Trends

Radiology Same Store Sales (SSS) and Volume Growth

Continued expansion in quarterly SSS growth for both MRI (9 quarters) and PET/CT (6 quarters)

Note that PET/CT pricing reset began in late 2014

Same Store Sales Volume Growth

MRI    PET/CT

10.0%     8.6%9.3%

    5.9%6.9%7.4%6.8%6.6%

5.3%    5.7%5.8%

5.0%     7.6%3.6%

    2.0%

-0.6%     3.4%4.7%

0.0%

    -1.9%-0.8%

(5.0)%

-6.1%    -4.9%

(10.0)%

Mar-14    Jun-14 Sep-14Dec-14Mar-15Jun-15Sep-15Dec-15Mar-16Jun-16

MRI Scan Volume     PET/CT Scan Volume

    540,846

475,044     508,856139,828140,276

    137,313

FY14

FY15

LTM Jun-16

FY14

FY15

LTM Jun-16

Delivering Value Across the Service Line



End-to-End Radiology Services
DEMAND GENERATION
Market Share Strategy & Capture
MD
Referring Physician Marketing
Physician Practice Building
Competitive Marketing Engagement
Insurance Pre-Auth
Scheduling
Market Expertise
Clinical Expertise
Patient Care Excellence
H
Exam/Treatment
Reception Check-In
Image/Report Processing
Increase Efficiency
Lower Cost
Engage Best Practices
Operational Expertise
Downstream Revenue
MONITORING & OPTIMIZATION
Competitive Positioning/ Market Share Gains
Dr.
Practice
Hospital
Competitor
Hospital Partner

ALLIANCE HEALTHCARE RADIOLOGY
Essential Solutions. Exceptional Care.
15

Case Center Study: (LAMC) Los Alamitos Medical

LAMC Overview

Opened in 1968, LAMC is a member of the TENET group and the largest employer in Los Alamitos

167-bed medical center offering a wide range of services to the community with an unparalleled commitment to quality

LAMC is a six-time recipient of TENET Healthcare Corporation’s Circle of Excellence Award

Transaction Highlights

LAMC has contracted with Alliance Radiology for 30 years, and what started as a mobile contract progressed into a joint venture in 1994

In 1994, LAMC’s service area was considerably underserved which led LAMC and Alliance to believe installing a fixed MRI service would increase LAMC’s ability to attract and retain patients

Although they had the intellectual capacity to complete the project, it would draw on LAMC’s resources and capital funding from the other critical projects

The conclusion was that LAMC’s available capital and resources could be invested in their other projects and Alliance could provide the capital needed for their MRI service

“Alliance was the provider of choice and would allow us to create a partnership model based on a financial structure that preserves capital and aligned mutual interests”

Michele Finney

CEO of LAMC

Alliance Oncology

Accelerating growth with demonstrated capability for comprehensive oncology service line management

Fully integrated cancer care partner to hospitals

34 radiation therapy centers

19 hospital joint venture / economic partnerships

6 free standing sites

7 Management Services Agreement sites

Significant potential in complete outsourcing of radiation oncology services

Increase performance of existing centers through marketing strategies and payer management

Business development emphasis toward technology upgrade opportunities and acquisitions

Develop new and expanded partnerships, including complete outsourcing of radiation oncology services

Business grew at 7.8% in 2015

Source: IBISWorld industry report November 2015 and Seeking Alpha

Long-term, economically aligned $99 .4 contracts

10 – 20 years for linear accelerators (“LINAC”)

5 – 10 years for stereotactic radiosurgery (“SRS”)

Generally evergreen structure for joint ventures

$8 billion addressable market

growing at 7% annually

Organic growth in cancer incidence and aging population

Highly fragmented acquisition opportunity

Demonstrated track record of successfully identifying and integrating acquisitions

Expanded into highly attractive stereotactic radiosurgery market

Leveraged existing radiology platform to drive organic strategic growth

Oncology Operating Statistics

Radiology Oncology Same Store Sales, Case and Treatment Volume Growth

- Strong continued growth in SRS
- SRS and LINAC have seen both organic and via acquisition growth
- LINAC SSS metrics were challenged in 2015 due to inclement weather in the northeast as well as the shutdown of Joplin, MI

Same Store Sales Volume



SRS
LINAC
10.0%
5.0%
0.0%
(5.0)%
(10.0)%
4.2%
-7.3%
3.5%
-9.4%
10.8%
-5.5%
3.9%
-6.4%
9.0%
5.6%
-0.2%
-1.1%
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

SRS Case and LINAC Treatment Mix



SRS
Other 17%
Functional Disorder 5%
Prostate 10%
Lung 28%
Intracranial 40%
LINAC
Other 35%
Breast 25%
Prostate 18%
Lung 13%
Head & Neck 9%

SRS Cases Completed



3,100
3,416
3,582
FY14
FY15
LTM Jun-16

LINAC Treatment Volume



82,215
86,455
86,475
FY14
FY15
LTM Jun-16

Source: The Advisory Board

ALLIANCE HEALTHCARE ONCOLOGY
18
Essential Solutions. Exceptional Care.

Successful Expansion into Radiation Oncology

- Developed significant scale in Radiation Oncology market in less than 3 years
  - Acquired initial facilities in 2007 and grew to ~$44 million in revenue in less than 3 years
  - Formed platform for growth with acquisition of US Radiosurgery in 2011
  - Segment generated ~$100 million in revenue for 2015
- Demonstrated track record of successfully identifying and integrating acquisitions
  - Expanded into highly attractive stereotactic radiosurgery market niche
- Leveraged existing radiology platform to drive organic strategic growth
- Industry-leading demand generation capabilities
  - ~24.5k physicians refer patients to our centers
  - Over 5,500 SRS/SBRT cases in 2015 alone
  - Average SRS case volume is 80% higher than typical SRS centers
  - One of the largest databases of SRS benchmarks available
- Since 2010, achieved 15% revenue and 30% segment income CAGRs
- History of robust margins and growth

Radiation Oncology Revenue


15% CAGR
$44.4
$102.3
2010
8 Facilities
LTM Jun-16
32 Facilities

Radiation Oncology Segment Income


30% CAGR
$11.8
$49.9
2010
27% Margin
LTM Jun-16
49% Margin

Source: SMART data and Accuray Report

ALLIANCE HEALTHCARE ONCOLOGY

Essential Solutions. Exceptional Care.

19

Case South Study: Carolina Medical University of

MUSC Overview

One of the nation’s top academic health science centers serving the Charleston, SC area

700-bed medical center with 2,600 healthcare professionals, including 800 physicians

South Carolina’s only National Cancer Institute designated cancer center and one of fewer than 70 in the United States » 43% market share for radiation oncology

Transaction Highlights

Long-term economically aligned partnership entered into on March 11, 2014

Alliance delivers market and operational support, as well as management services for the entire radiation therapy department

Alliance receives a percentage of collections for all technical equipment, clinical staff, EMR, IT, marketing and operational management

Alliance has a right of first refusal on future centers

“Alliance’s proven operational and management services, combined with their ability to deliver capital for innovative technology offers MUSC the tools needed to continue to lead the way in providing outstanding clinical care in radiation therapy”

Dr. Patrick Cawley

CEO of the Medical University of South Carolina

Alliance Interventional Partners

Synergistic business segment in a high growth, fragmented market space

$11 Billion addressable market growing at 8% annually

Highly fragmented market

Market share held by leader is less than 1%

JV partnerships to expand

geographic footprint

Acquired The Pain Center of Arizona (February 2015) and PRC Associates (October 2015)

Incremental revenues in 2015 of $33 million

Post acquisition synergy opportunities; ancillary services like lab services and diagnostic imaging

Management team with interventional healthcare experience

CEO Tom Tomlinson

SVP of Sales Strategy Holly Huso

President of Interventional Services Steven Siwek, MD

Source: Seeking Alpha

Attractive reimbursement

environment

Lower cost to deliver services in an outpatient setting

Ambulatory Surgical Centers (ASCs) have higher reimbursement given the facility fee

Trend of migration to lower cost Ambulatory Surgical Centers

Increased patient satisfaction in an outpatient setting

Lower cost to deliver services

Easy to access for patients

Expansion into this segment provides cross-sell opportunities to drive growth

Interventional healthcare patient flow will drive volumes to the existing diagnostic radiology business

Operational synergies such as patient scheduling and insurance verification

Capitalizing on Strong Market Forces

Trends Causing Interventional Procedures to Migrate from Hospitals to Outpatient Facilities



3 Poor Access to Specialists
Specialist recruitment remains an issue, resulting in growth of outsource market (e.g., TeamHealth)
4 Accountable Care Act
Shift to value from volume with incentives for patient satisfaction driving CPT migration to outpatient clinics (e.g., pain, vascular)
2 Patient Preference
Convenience and lower co-pays are decision factors where word-of-mouth referrals are key
5 Insufficient Scale
Small patient volumes at some hospitals make economics for investment unfavorable
1 Cost Pressure from Payers
Payers shunting patients to outpatient clinics for certain CPTs due to lower fees
CPTs Migrating To Outpatient Settings
6 Networks Are At Capacity
ACOs unable to absorb more lives without further losses incurred from long wait times and related poor patient experience

Source: Axia analysis; CMS; Expert interviews

ALLIANCE HEALTHCARE INTERVENTIONAL PARTNERS
Essential Solutions. Exceptional Care.
22

Industry Overview

Positioning within the Industry

Alliance participates in some of the largest and most fragmented sectors of the healthcare industry with significant growth opportunities

	Radiology	Radiation Oncology	Interventional Services[1]
Market Size	~$15 billion	~$8 billion	~$11 billion
Market Growth Rate	~2% annually	~7% annually	~8% annually
Market Share Held by Leader	<5%	<10%	<1%
Alliance LTM Revenue	$346 million	$102 million	$44 million
Other Market Participants	Digirad; Center for Diagnostic Imaging (CDI); RadNet	21st Century Oncology; McKesson Empowering Healthcare; e+CancerCare; Vantage Oncology	National Spine & Pain Centers; Advanced Pain Management

Source: IBISWorld industry report, November 2015 and Seeking Alpha
Note: Corporate/Other revenue and income of $1.2 and ($13.3) respectively on a LTM basis are excluded
[1] Interventional services not reported as operating segment prior to Q1 2016; see slide 49 for LTM reconciliation

Differentiated business model enables Alliance to minimize reimbursement risk

ALLIANCE HEALTHCARE SERVICES
Essential Solutions. Exceptional Care.
24

Diagnostic Imaging Industry Overview

Industry Characteristics

- **Fixed-site, free standing outpatient diagnostic facilities**
  - Single- to multi-modality facilities generally not owned by hospitals or clinics; depend on physician referrals for their patients
- **Hospitals**
  - Many hospitals provide both inpatient and outpatient diagnostic imaging services owned and operated by hospital, or a partner like Alliance
  - The hospital or clinic bills third-party payers, such as managed care organizations, insurance companies, Medicare or Medicaid
- **Mobile Imaging**
  - Certain hospitals provide diagnostic imaging services by contracting with providers of mobile imaging services such as Alliance
  - Providers contract directly with the hospitals and are reimbursed directly
- **Highly Fragmented**
  - Consolidation aided by M&A activity has increased in the industry over past five years but still it remains highly fragmented
  - In 2015, the three largest industry companies generated less than 10% of total revenue

Reasons Hospitals Outsource



Cost Savings
Revenue Enhancement
Expertise of Partner
Request by Physicians
Add a New Service Line

Favorable Macro Healthcare Trends

Hospital Expenditures

($ in billions)



CAGR: 6.1%
$97.8
$139.6
2014
2020E

Source: www.IBISWorld.com

Diagnostic Imaging Centers in 2015

Revenue **$18.6B**	Profit **$2.5B**
Annual Growth 2010-2015 **-1.2%**	Annual Growth 2016-2020 **2.6%**
Businesses **15,000**	Wages **$6.2B**

- Growing Elderly population, increased cancer incidence and greater patient flows as a result of the Affordable Care Act
- Largest states in terms of activity are California, Florida, New York and Texas

Products and Services Segment (2015)



Other services 3.2%
Radiographic imaging (including X-rays) 10.0%
Computed tomography (CT) scanning 27.5%
Ultrasound imaging 10.8%
All other diagnostic imaging 21.4%
Magnetic resonance imaging (MRI) 27.1%
Total $18.6bn

ALLIANCE HEALTHCARE SERVICES
25
Essential Solutions. Exceptional Care.

Oncology Industry Overview

Industry Characteristics

- **$8 billion addressable market growing at 7% annually**
  - Organic growth in cancer incidence and aging population
  - Highly fragmented acquisition opportunity

- **Radiation Oncology**
  - ~60% of global cancer patients will need radiotherapy at some point in the treatment cycle
  - Experts predict an acceleration in global market growth of radiation oncology systems of the 3-5% y/y range in 2016
  - Worldwide radiotherapy market should grow in the mid-single-digits in the medium to longer term
  - As U.S. hospitals continue to consolidate, the radiotherapy industry is trending towards more advanced radiation therapy technologies that require fewer treatment visits, as well as bundling initiatives

Favorable Radiation Oncology Trends

Increased Cancer Burden

(new cases in millions)



CAGR: ~2%
14.1 cases
21.7 cases
2012
2030E

Radiotherapy statistics

Radiotherapy facilities in the US

~2.3K

Hospital / non-hospital breakdown

~53%/47%

LINACs in the US

~4K

In 2015, Alliance Oncology completed a $12mm acquisition of the Pacific Cancer Institute:

Maui Pacific Cancer Institute

Source: RBC Capital Markets research report December 2015

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

26

Overview Interventional Services Industry

Industry Characteristics

» $11 billion addressable market growing at 8% annually

» Highly fragmented market space comprised of local, practitioner-owned providers

» Market share held by leader is less than 1%

Interventional services

Includes interventional radiology, interventional pain management, and other interventional therapeutics

Uses minimally invasive techniques performed in a procedure room or Ambulatory Surgical Centers (“ASC”)

Pain management

Global pain management market estimated to generate $60 billion in revenue in 2015

Domestic industry outperformed broader healthcare market in recent years and is well positioned to capitalize on shifting regulatory environment and growing number of patients affected by chronic pain

Ambulatory surgical centers

In 2015, nearly 70% of procedures in the U.S. occurred in outpatient centers instead of hospitals

ASCs expected to grow between 8%-16% through 2021

Industry grew at 5.5% per year from 2010-2015 and is expected to continue with CAGR of 6.4% through 2020

Source: Deloitte Interventional industry report

Growing Chronic Disease Projections ($mm)

200    50.0%

48.0%

150    46.0%

44.0%

100

42.0%

50    40.0%

38.0%

0    36.0%

2000 2005 2010 2015 2020 2025 2030

Number of Americans with a Chronic Condition % of Population with a Chronic Condition

In 2015, Alliance Interventional Services completed $48mm in acquisitions for the following:

AHIP-Florida, LLC (PRC Associates)

The Pain Center of Arizona

Key Investment Highlights

Compelling Entry Point for Investment

Industry Leading Provider and Platforms

Hospital Centric Model Aligns with Favorable Industry Trends Exclusive, Long-Term Partnerships Coupled with Outsourced Services Model Strong Free Cash Flow with History of Deleveraging Supportive and Growth Oriented Strategic Investor Experienced and Committed Management Team

Industry Leading Provider and Platforms

Alliance Radiology *Provider of outsourced radiology solutions to hospitals*	Alliance Oncology *Fully integrated cancer care partner to hospitals*	Alliance Interventional[1] *Therapeutic minimally invasive pain management*
LTM Revenue $346mm **LTM Segment Income $95mm** **Segment Income Margin 27%**	**LTM Revenue $102mm** **LTM Segment Income $43mm** **Segment Income Margin 42%**	**LTM Revenue $44mm** **LTM Segment Income $7mm** **Segment Income Margin 16%**

DESCRIPTION:
» Fixed-site and mobile MRI, PET/CT and other modalities
» Outsourced service line management and joint venture partnerships
» 540 advanced diagnostic imaging systems in 45 states
  » 112 fixed sites (81 hospital based)
  » 20 joint ventures (11 hospital based)
	DESCRIPTION:
	» Linear accelerators ("LINAC") and stereotactic radiosurgery systems ("SRS")
	» 34 radiation oncology centers and 54 LINAC & SRS systems in 16 states
	  » 19 hospital joint ventures
	  » 23 cyberknife centers
		DESCRIPTION:
		» Minimally invasive interventional healthcare services and pain management procedures
		» Procedures performed either in a procedure room or ASC environment
		» Play critical role in treatment pathway and care delivery as well as reduced cost for patients
		» Attractive unit economic environment

BUSINESS MODEL: » Majority of revenue hospital based » Long-term economically aligned contracts » Limited direct reimbursement risk and low bad debt	**BUSINESS MODEL:** » Majority of revenue hospital based » Long-term economically aligned contracts » Limited direct reimbursement risk and low bad debt	**BUSINESS MODEL:** » Majority of revenue retail based » Opportunities to cross sell as patient flow will drive volumes to the existing diagnostic radiology business » Highly fragmented and growing market

Note: Segment level Income excludes the impact of shared services expenses which are captured at the corporate level

[1] Prior to reporting as an official segment in Q1 2016, Interventional was categorized in "corporate/other" per SEC filings; see slide 49 for LTM reconciliation

Existing platform provides ability to expand into other adjacencies to significantly increase Alliance's addressable market

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

29

Hospital Centric Model Aligns with Favorable Industry Trends

Favorable Macro Healthcare Trends

- Hospital expenditures projected to increase at a CAGR of 6.1% through 2020
- Elderly population expected to grow at a 3.1% CAGR through 2020
- Cancer incidence estimated to grow at a 2.7% CAGR through 2030
- Increased patient flows to hospitals resulting from increased covered lives from the Affordable Care Act

Hospital Expenditures
($ in billions)



CAGR: 6.1%
$97.8
$139.6
2014
2020E

Hospital Outsourcing Trends

- 98% of hospitals outsource one or more clinical services
- Expenditures by hospitals on outsourced services growing at least 5% per year
- Hospitals consolidating outsourced providers and seeking providers with national scale



Expect to Decrease Outsourcing
30%
70%
Expect to Continue or Increase Outsourcing

Hospital Centric Business Model

- Leading national provider with significant scale and 1,000+ hospital and other healthcare provider customers
- Long-term, exclusive partnerships comprise ~77% of revenues
- Limited impact from changes to Medicare reimbursement
- Bad debt expense <1% of revenues



Non-Hospital Based
23%
77%
Hospital Based

Source: Centers for Medicare & Medicaid Services, "National Health Expenditure Projects 2014-2024."; US Department of Health and Human Services Administration on Aging "Projected Future Growth of the Older Population."; National Cancer Institute

Market trends will drive demand for services enabling Alliance to capitalize on its hospital centric strategy providing platform for expansion

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

30

Exclusive, Coupled with Long Outsourced -Term partnerships Service Contracts

Long-Term Contracts    Selected existing customers

»    Limited risk due to lower customer

concentration

»    No single customer accounts for more

    than 10% of consolidated revenues

»    Deliver services through exclusive, long-

term contracts which provide durability and

continuity in both revenue and cash flow

»    Joint Venture arrangements generally

    for 10 years with evergreen feature

»    Outsourced services contract period for

    3+ years – many with auto renewal

»    Dedicated renewal team focused on strong

customer retention and performance

»    Hospital-based approach is key competitive A member of Ascension strength. As patient care continues to

coalesce around the hospital network,

Alliance is already well positioned within

this environment to serve as a value-add

partner

Exclusive, Coupled with Long Outsourced -Term partnerships Service Contracts

Business model comparison1

Hospital Based Outsourced & JV Revenue

~77% of LTM revenue

» Alliance bills the hospital for services performed

Retail Revenue

~20% of LTM revenue

Alliance bills the patient and third party payers directly

Hospital

Insurance Hospital or provider Physician referral Patient Insurance Patient provider

Reimbursements Payments Referral

1 Balance of revenue breakdown from service fee contracts

Supportive and Growth Oriented Strategic Investor

泰禾集团
（股票代码：000732）

51.5% of shares outstanding

Transaction Background: Agreement Completed March 29, 2016

- Fujian Thai Hot signed an agreement to purchase approximately 51.5% of shares outstanding for ~$102.5mm
  - Shares purchased from Oaktree Capital Management, MTS Health Investors and former Chairman of the Board
  - Alliance did not sell any shares in the transaction
- Appointed Qisen Huang as Chairman of the Board of Alliance HealthCare Services
- Thai Hot has three Board seats among a board of nine directors

Total assets exceed **$13 Billion**

About Fujian Thai Hot

- Investment holding company based in China, holding diversified portfolio of assets, including large-scale pharmaceutical company
- In 2015, Fujian Thai Hot made healthcare and medical services one of its top priorities, including radiology and oncology, and it intends to expand healthcare services in mainland China to an underserved healthcare marketplace
- Total assets under management exceed $13 billion

International Experience

Benefits

- International experience to support strategic growth in US and potential future growth in China
- Broad expertise to augment and strengthen Alliance's competitive position and long-term value proposition
- Strategic partner focused on long term partnership as opposed to past financial partners focused on liquidity event

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

33

Supportive and Growth Oriented Strategic Investor

Fast Facts

Fujian Thai Hot Investment Co., Ltd is an investment holding company **based in Fuzhou, China**

1996 Fujian Thai Hot was **founded in 1996**

Qisen Huang is the Founder and Chairman of Fujian Thai Hot

$13B **Total assets exceeded $13 billion** as of December 31, 2015

Diversified portfolio of assets:
Real estate development, securities, hospitality, biomedicine and healthcare

Significant Equity Ownership

Fujian Thai Hot's diversified portfolio includes controlling ownership in Thai Hot Group, **one of the leading real-estate developers in China** listed on the Shenzhen Stock Exchange (SZSE:000732)

Fujian Thai Hot is also **the third largest shareholder of the Shanghai Stock Exchange** listed Dongxing Securities (SHSE:601198)

Majority shareholder (~51.5%) of Alliance HealthCare Services (NASDAQ: AIQ)

Healthcare & Life Sciences Interest

Fujian Thai Hot expanded its business landscape to include biomedicine and healthcare industry by **acquiring a large-scale pharmaceutical company**

In early 2015, **Fujian Thai Hot made healthcare and medical services one of its top priorities**, including radiology and oncology

Intends to expand healthcare services in mainland China to an **underserved healthcare marketplace**

ALLIANCE HEALTHCARE SERVICES
Essential Solutions. Exceptional Care.
34

New AIQ Board Members

Qisen Huang

Founder and Chairman of Fujian Thai Hot, a company he founded approximately 19 years ago.

Chairman and General Manager of Thai Hot since March 2013.

Non-Executive Chairman of the Board for Alliance Healthcare Services.

Representative of the 12th National Committee of the Chinese People’s Political Consultative Conference since February 2013, and is also the Vice President of the Fujian Chamber of Commerce, and Director of Fujian Haixia Bank.

BA in engineering from Fuzhou University.

Dr. Tao Zhang

Founded United Pacific Healthcare in August 2014 in order to capitalize on the dynamic growth opportunities in the Chinese healthcare marketplace.

Previously, he worked directly under Dr. Thomas Frist, Jr., the co-founder of HCA, for six years, three years of which Dr. Zhang was in the U.S. on a part time basis. Dr. Zhang spent the remaining three years in China as the full-time chairman and CEO of CHC, Dr. Frist’s China venture in the healthcare delivery sector.

Earned his MD degree in China and underwent cardiac surgery training for three years before he joined CITIC Pacific in 2001.

Worked at CITIC Pacific for four years in the healthcare division and invested and built two of the top ten private hospitals in China.

Dr. Zhang also holds an MBA and a Master’s Degree in Health Sector Management from Duke University.

Heping Feng

Serves as the Supervisor of China Galaxy Securities Company Limited since June 2015.

Senior Advisor of PricewaterhouseCoopers since October 2014.

Held various executive positions at PricewaterhouseCoopers, Morgan Stanley and Arthur Anderson

Independent Non-Executive Director at Bank of Tianjin Co., Ltd. since December 2014.

BA in Accounting from Shanxi College of Finance and Economics Law and holds an MA in Accounting from the Research Institute for Fiscal Science of the Ministry of Finance. Obtained the Chinese Certified Public Accountant qualification from the Chinese Institute of Certified Public Accountants.

Experienced and Committed Management Team

Name	Title	Prior Experience	Years of Tenure: Alliance	Years of Tenure: Experience	In Current Position as of
Tom Tomlinson	CEO	Midwest Dental, Center for Diagnostic Imaging (CDI)	3	32	2013
Rhonda Longmore-Grund	CFO	Printronix, Ingram Micro, Exult, Velocium	1	30	2016
Richard Johns	COO & CLO	LaVie Care Centers, Foley & Lardner	4	34	2012
Laurie Miller	Human Resources, Marketing & Communications EVP	Gen-E, Ingram Micro, Texas Instruments	3	28	2013
Holly Huso	Sales, SVP	Center for Diagnostic Imaging (CDI), Mayo Clinic, Biologics	2	27	2014
Rich Jones	President of Radiology	Several leadership roles in hospitals and the commercial healthcare sector	18	33	2012
Greg Spurlock	President of Oncology	US Radiosurgery, NeoSpine, Imaging One	10	31	2011
Steven Siwek, MD	President of Interventional Services	The Pain Center of Arizona, Freedom Pain Hospital	1	17	2015

ALLIANCE HEALTHCARE SERVICES
Essential Solutions. Exceptional Care.
36

Compelling Entry Point for Investment

Relative to industry peer valuation multiples, AIQ is an exciting value story.

» Recent change in majority shareholder eliminates overhang on share price

» New majority shareholder is strategic, not transactional

» Price reset in core mobile Radiology segment has moderated, in-line with expectations

» Growth strategies gaining traction:

- 5 consecutive quarters of Revenue growth
- 2 consecutive quarters of Adj. EBITDA growth

Valuation Review

	2015		
	Alliance[1] (Current)	Radiology Peer[2]	Hospital Outsource Services Peers[3]
TEV / CY 2015 EBITDA	5.6x	8.9x	11.3x
CY 2015 P/E Ratio	14.8x	36.4x	26.8x

Note: All Enterprise Value as of 12/31/15. All income statement data as of calendar year ("CY") 2015 data. Dollar figures in USD (mm).

1. Alliance CY 2015 EBITDA is based on Adjusted EBITDA, as defined by the Company's management, which represents net income (loss) before: interest expense, net of interest income; income taxes; depreciation expense; amortization expense; net income (loss) attributable to noncontrolling interests; non-cash share-based compensation; severance and related costs; restructuring charges; fees and expenses related to acquisitions, costs related to debt financing, legal matter expenses, non-cash impairment charges, and other non-cash charges included in other (income) expense, net, which includes non-cash losses on sales of equipment.
2. Radiology peer is RadNet Inc. (Nasdaq:RDNT). Source: Capital IQ
3. Includes Envision Healthcare Holdings (NYSE: EVHC), Team Health Holdings (NYSE: TMH), MEDNAX Inc. (NYSE: MD), and Surgical Care Affiliates (Nasdaq: SCAI). Source: Capital IQ

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

37

Financial Performance

In adjusted EBITDA in

Fiscal 2015

Financial Strategy

Financial Policy Summary

Focus on Conservative Leverage Profile	» History of operating in levered environment with proven track record of delevering » Near term increase in leverage with longer-term goal to reduce leverage to ~3.5x target range » Paid down approximately $145 million of debt between 2010-2014 prior to exercising remaining balance on incremental term loan facility in June 2015
Return to Growth	» Decline in revenue and pricing pressure has been addressed with new growth strategy, resulting in positive revenue year over year growth in last six quarters and positive adjusted EBITDA growth in the last three quarters » Poised for expansion through complementary higher growth segments and cross selling opportunities
Strong Free Cash Flow	» Allows for optionality in regards to capital allocation » Historical track record of consistent cash flow generation and strong margin structure » Supports future growth initiatives and strategic investments as well as deleveraging
Capital Allocation Strategy	» Increased maintenance capital expenditures in 2014-2015 but will revert to long-run average » Disciplined growth capex investment to strengthen EBITDA » Opportunistic approach in evaluating new opportunities to augment existing segments with targeted investments and strategic acquisitions

ALLIANCE HEALTHCARE SERVICES
Essential Solutions. Exceptional Care.
39

Return to Growth Strategy

Launched in 2014, the multi-faceted growth strategy has begun to gain traction.

In 2013, sold 24/7 and terminated loss contracts taking $18M out of revenue base

Continued progress executing our new growth strategy since 2014, resulting in 8% year-over-year growth

– Mid-point of 2016 guidance implies growth of 10%

Positive momentum and revenue growth demonstrated last five quarters

Growth despite pricing pressure and concessions of $15M and $8M in revenues in 2015 & 2016, respectively

Annual Revenue

Quarterly Revenue

Q/Q Growth

7%

10%

13%

13%

6%

$505—$535

$125

Guidance

$124

$124

$473

$121

$449

$119

$119

$436

$111

$110

$110

$109

FY13    FY14 FY15FY16EQ2Q2Q3Q3Q4Q4Q1Q1Q2Q2

    14151415141515161516

Strategic Business Diversification

Revenue By Segment    Segment Contribution to EBITDA

2013    201520132015

17%     7%21%4%

    21%30%

    72%66%

83%    79%

    RadiologyOncologyInterventional

Expanding revenue and profits into complementary higher growth segments

Strong Deleveraging Free Cash Flow with History of

Strong cash flow allows optionality with regard to capital allocation

Despite recent pricing pressure in Radiology, free cash flow generation remains strong in continuing to support strategic investments and growth initiatives

Plan to delever to target range of 3.5x

Significant strategic investments in capex and acquisitions drove debt levels higher in FY 2015 & 2016 but will decrease in the near term as the Company resumes its deleveraging strategy

2012

2013

2014

2015

LTM Jun-16

2010

2014

LTM Jun-16

Note: 2015 and LTM Jun-16 figures were lower than historical norms as a result of significant growth capital expenditures during this period. 2015 and LTM 2016 growth capital expenditures were

$49.5mm and $37.7mm, respectively

1 See slide 48 for Adj. EBITDA reconciliation

2 Maintenance capex assumed as 75% of total capex in years 2012-2013; Capex defined as equipment purchases plus increase (decrease) in deposits on equipment, capital lease obligations, equipment in AP and debt related to purchase of equipment

3 Excludes impact of debt issuance cost

Existing Capitalization

Summary Capitalization

LTM    x LTM

($ millions)    Jun-16 EBITDA

Cash and cash equivalents    $24.3

$50 million revolving credit facility due June 2018    16.5 0.1x

$520 million term loan B due June 2019    500.3 3.6x

Capital leases    14.1 0.1x

Equipment debt    42.8 0.3x

Total senior secured debt    $573.7 4.1x

—    — 0.0x

Total debt    $573.7 4.1x

LTM Jun-16 Adj. EBITDA 1    $131.9

Note: Leverage calculated using PF Adj. EBITDA of $137.9 which includes $5.9mm add back for acquisitions and nets debt issuance costs

1 See slide 48 for Adj. EBITDA reconciliation

Targeted Investments

2014-2015 we invested more heavily in both Maintenance and Growth CAPEX to improve performance.

Increased Maintenance CAPEX, but will revert to long-run average

Disciplined Growth CAPEX investment to strengthen EBITDA

Near-term increase in leverage, with longer-term goal to reduce senior leverage to 3.5x

Key Investments

Net Debt

    560

140

    $49M540

120     $539M

100     520

80     $83M500

60     $495M

    $16M480

40

    $46M$474M

20    $27M 460

-     440

FY13    FY14FY15FY13FY14FY15

    CAPEXAcquisitions

Reset EBITDA and Momentum Reinvestment Building Over after Last Price 3 Years

Adj. EBITDA Trend

Organic

Acquisitions

Organic Growth

Organic Growth x Price

FY13-FY14 ($9mm)     FY14-FY15 ($5mm)

($5mm) Rad 360 Investments    ($15mm) Mobile Imaging Price Reset

($2mm) 1x Credit in FY13    +$10mm Acquisition

    +$2mm Organic

    ($2mm) Joplin, MO Shutdown

$147

$    136$131

    0.7%

-4.3%

-8.7%

    -10.0%

FY 13    FY 14 FY 15

Historical Financial Performance

Revenue


($ in millions)
$472.3
$448.8
$436.4
$473.1
$494.2
2012
2013
2014
2015
LTM Jun-16

Adj. EBITDA[1]


($ in millions)
$154.4
$147.4
$135.8
$131.3
$131.9
33%
33%
31%
28%
28%
2012
2013
2014
2015
LTM Jun-16

Adj. EBITDA[1] less maintenance capex[2]


($ in millions)
$120.8
$126.5
$107.7
Reinvestment years
$94.6
$73.8
2012
2013
2014
2015
LTM Jun-16

Total Debt / PF Adj. EBITDA


3.6x
3.6x
3.6x
4.1x
4.1x
2012
2013
2014
2015
LTM Jun-16

Note: 2015 and LTM Jun-16 figures were lower than historical norms as a result of significant growth capital expenditures during this period. 2015 and LTM 2016 growth capital expenditures were $49.5mm and $37.7mm, respectively

[1] See slide 48 for Adj. EBITDA reconciliation

[2] Maintenance capex assumed as 75% of total capex in years 2012-2013; Capex defined as equipment purchases plus increase (decrease) in deposits on equipment, capital lease obligations, equipment in AP and debt related to purchase of equipment

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

46

Second Quarter 2016 Results

Reported on August 4th for quarter ended 6/30/2016

    ? from

2Q’16    2Q’15

Revenues    $125.3M +5.75%

Radiology Revenue    $87.5M +3.0%

Oncology Revenue    $25.8M +2.0%

Interventional Revenue    $11.4M +39.6%

Adjusted EBITDA    $34.4M +1.3%

Radiology Adjusted EBITDA    $28.8M +1.4%

Oncology Adjusted EBITDA    $12.6M -0.2%

Interventional Adjusted EBITDA    $1.8M +80.5%

Operating Cash Flow    $35.2M +31.1%

Adjusted EBITDA Reconciliation

	Year Ended December 31,				Six Months Ended June 30,		LTM June 30,
	2012 ($)	2013 ($)	2014 ($)	2015 ($)	2015 ($)	2016 ($)	2016 ($)
Net (loss) income attributable to AIQ	(11,938)	(21,483)	10,618	6,742	(210)	1,269	8,221
Income tax expense	(6,710)	(12,398)	7,327	6,536	206	1,275	7,605
Interest expense and other, net	54,101	39,170	24,693	26,241	12,922	16,367	29,686
Depreciation expense	79,333	66,319	54,971	48,595	23,705	26,778	51,668
Amortization expense	15,861	10,973	7,880	9,100	4,530	4,937	9,507
Share-based payment (included in SG&A expenses)	724	1,487	1,515	1,701	819	2,243	3,125
Severance and related costs	—	—	2,517	1,320	454	2,424	3,290
Restructuring charges	6,715	7,182	2,602	1,327	491	1,351	2,187
Transaction costs	494	465	2,344	3,296	1,532	848	2,612
Shareholder transaction costs	—	—	—	1,853	—	2,507	4,360
Impairment charges	—	13,031	308	6,817	6,746	—	71
Loss on extinguishment of debt	—	26,018	—	—	—	—	—
Legal matter expenses	4,793	3,067	5,587	6,915	2,903	194	4,206
Non-cash gain on step acquisition (included in other income and expense, net)	—	—	—	(10,672)	—	—	(10,672)
Other non-cash charges (included in other (income) and expenses, net)	248	549	510	1,116	783	(3,701)	(3,368)
Adjusted EBITDA	**143,621**	**134,380**	**120,871**	**110,887**	**54,881**	**56,492**	**112,498**
Non-controlling interest in subsidiaries	10,775	13,041	14,883	20,373	9,250	8,322	19,445
Adjusted EBITDA after NCI	**154,396**	**147,421**	**135,754**	**131,260**	**64,131**	**64,814**	**131,943**
Pro forma acquisitions in LTM period	—	—	4,678	9,747	—	—	5,925
Pro forma adjusted EBITDA	**154,396**	**147,421**	**140,432**	**141,007**	**64,131**	**64,814**	**137,868**

ALLIANCE HEALTHCARE SERVICES

Essential Solutions. Exceptional Care.

48

Operating SEC Filings Segments Reconciliation to

    LTM managementLTM adjusted to include

LTM as reported in    reportingintervention segment

Revenue    10-Q/K1 reclassificationdata for 2H FY15

Radiology    346,431 346,431

Oncology    102,332 102,332

Interventional    23,061 21,17044,231

Corporate/Other    22,338 (21,170)1,168

Total revenue    494,162 –494,162

Segment income

Radiology    94,928 94,928

Oncology    43,485 43,485

Interventional    3,042 3,8016,843

Corporate/Other    (9,511) (3,801)(13,312)

Total Segment Income    131,943 –131,943

1 Excluding intervention segment data for 2H FY15

2016 Guidance

Guidance Ranges

($’s in millions)

Revenue    $505—$535

Adjusted EBITDA    $130—$150

Capital Expenditures

Maintenance    $45—$55

Growth    $30—$35

Net Debt

Change in Net Debt – Before Growth CAPEX:

Decrease/(Increase) in long-term debt, net of the

change in cash and cash equivalent (before    $20—$40

investments in acquisitions and debt refinancing

costs), before growth capital expenditures

Change in Net Debt – After Growth CAPEX:

Decrease/(Increase) in long-term debt, net of the

change in cash and cash equivalents (before    ($15) – ($25)

investments in acquisitions and debt refinancing

costs), after growth capital expenditures

investors@aiq-us.com